ADVANCED SERIES TRUST

AST MFS Global Equity Portfolio

Supplement Dated October 1, 2009

Prospectus and Statement of Additional Information Dated May 1, 2009

Effective October 1, 2009, Roger Morley will serve as Co-Portfolio Manager of the Portfolio. To reflect this change, the following changes will be incorporated into the Prospectus and Statement of Additional Information.

1.	The section of the Prospectus under the heading, How the Fund is Managed – Portfolio Managers – AST MFS Global Equity Portfolio is hereby deleted and replaced with the following:

David R. Mannheim, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 1998.

Roger Morley, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 2002

Each Portfolio Manager is primarily responsible for the day-to-day management of the Portfolio.

2.	The following will be added to the AST MFS Global Equity Portfolio table in the Statement of Additional Information for Advanced Series Trust under the heading Portfolio Managers: Other Accounts:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David R. Mannheim*	15	$8.7 billion	9	$3.2 billion	94	$20.0 billion
Roger Morley*	0	N/A	1	$12.2 million	0	N/A

*Account information is effective as of August 31, 2009. As of that date, Mr. Mannheim has 14 performance based accounts with $2.8 billion in assets.

ASTSUP3